EXHIBIT 10.8.4
THIS SEVENTH AMENDED AND RESTATED FACILITY D NOTE IS AN AMENDMENT, RESTATEMENT, MODIFICATION AND INCREASE, BUT NOT A NOVATION, OF THE SIXTH AMENDED AND RESTATED FACILITY D NOTE BY THE BORROWERS IN FAVOR OF THE BANK DATED JUNE 9, 2006. THIS SEVENTH AMENDED AND RESTATED FACILITY D NOTE CONSOLIDATES AND REPLACES THE EXISTING FACILITY D NOTE.
SEVENTH AMENDED AND RESTATED FACILITY D NOTE

$16,500,000.00	Pittsburgh, Pennsylvania October 16, 2008
     FOR VALUE RECEIVED, the undersigned, PDG Environmental, Inc., a Delaware corporation, Project Development Group, Inc., a Pennsylvania corporation, Enviro-Tech Abatement Services, Co., a North Carolina corporation, and PDG, Inc., a Pennsylvania corporation (collectively, “Initial Borrowers”), Flagship Restoration, Inc., a Delaware corporation (“Flagship”) and Servestec, Inc., a Florida corporation (“Servestec"( (Initial Borrowers, Flagship and Servestec, collectively, the “Borrowers”) hereby jointly and severally promise to pay to the order of The Huntington National Bank, successor in interest to Sky Bank, having an office at Pitt Times Building, 336 Fourth Avenue, Suite 2, Pittsburgh, Pennsylvania 15222 (“Bank”), on or before the Facility D Expiry Date, and at such earlier dates as may be required by the Loan Agreement (as defined below), the lesser of (i) the principal sum of Sixteen Million Five Hundred Thousand and 00/100 Dollars ($16,500,000.00), or (ii) the aggregate unpaid principal amount of all Facility D Loans made by Bank to Borrower pursuant to the Loan Agreement. Borrowers hereby further jointly and severally promise to pay to the order of Bank interest on the unpaid principal amount of this Seventh Amended and Restated Facility D Note from time to time outstanding at the rate or rates per annum determined pursuant to Article II of, or as otherwise provided in, the Loan Agreement, and with such amounts being payable on the dates set forth in Article II of, or as otherwise provided in, the Loan Agreement.
     All payments and prepayments to be made in respect of principal, interest, or other amounts due from Borrowers under this Seventh Amended and Restated Facility D Note shall be payable at 12:00 noon, Pittsburgh, Pennsylvania time, on the day when due, without presentment, demand, protest or notice of any kind, all of which are expressly waived, and an action therefor shall immediately accrue. All such payments shall be made to Bank at its designated office located at Pitt Times Building, 336 Fourth Avenue, Suite 2, Pittsburgh, Pennsylvania 15222, in lawful money of the United States of America in immediately available funds without setoff, counterclaim or other deduction of any nature.
     Except as otherwise provided in the Loan Agreement, if any payment of principal or interest under this Seventh Amended and Restated Facility D Note shall become due on a day which is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest in connection with such payment.

     This Seventh Amended and Restated Facility D Note is one of the Notes referred to in, and is entitled to the benefits of, that certain Amended and Restated Loan Agreement of even date herewith by and between Borrowers and Bank (as such agreement may be amended, modified or supplemented from time to time, the “Loan Agreement”), which among other things, provides for the acceleration of the maturity hereof upon the occurrence of certain events and may provide for prepayments in certain circumstances and upon certain terms and conditions. This Seventh Amended and Restated Facility D Note is secured by, and is entitled to the benefits of, the Loan Documents, as the same may be amended, modified or supplemented from time to time. Capitalized terms used in this Seventh Amended and Restated Facility D Note which are defined in the Loan Agreement shall have the meanings assigned to them therein unless otherwise defined in this Seventh Amended and Restated Facility D Note.
     This Seventh Amended and Restated Facility D Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of laws thereof. Each Borrower hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of, relating to or mentioning this Seventh Amended and Restated Facility D Note.

CONFESSION OF JUDGMENT. EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY, ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST SUCH BORROWER, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE UNDER THIS SEVENTH AMENDED AND RESTATED FACILITY D NOTE, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT EQUAL TO TEN PERCENT (10%) OF THE AMOUNT OF SUCH JUDGMENT, BUT NOT LESS THAN ONE THOUSAND DOLLARS ($1,000), ADDED FOR ATTORNEYS’ COLLECTION FEES. NOTWITHSTANDING THE ATTORNEY’S COMMISSION PROVIDED FOR IN THE PRECEDING SENTENCE (WHICH IS INCLUDED IN THE WARRANT FOR PURPOSES OF ESTABLISHING A SUM CERTAIN), THE AMOUNT OF ATTORNEYS’ FEES THAT THE BANK MAY RECOVER FROM SUCH BORROWER SHALL NOT EXCEED THE ACTUAL ATTORNEYS’ FEES INCURRED BY THE BANK. TO THE EXTENT PERMITTED BY LAW, EACH BORROWER RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS SEVENTH AMENDED AND RESTATED FACILITY D NOTE, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF THE HOLDER OF THIS SEVENTH AMENDED AND RESTATED FACILITY D NOTE SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL SEVENTH AMENDED AND RESTATED FACILITY D NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWERS SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN AS THE
Borrowers Initials /s/ JCR /s/ JCR /s/ JCR /s/ JCR /s/ JCR /s/ JCR

HOLDER SHALL FIND IT NECESSARY AND DESIRABLE AND THIS SEVENTH AMENDED AND RESTATED FACILITY D NOTE SHALL BE A SUFFICIENT WARRANT THEREFOR. THE HOLDER HEREOF MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNT OWING HEREUNDER, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME AMOUNT. IN THE EVENT ANY JUDGMENT CONFESSED AGAINST ANY BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON SUCH BORROWER’S BEHALF FOR ANY REASON, HOLDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST SUCH BORROWER FOR ANY PART OR ALL OF THE AMOUNTS OWING HEREUNDER, AS PROVIDED FOR HEREIN, IF DOING SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS.

WAIVER OF TRIAL BY JURY. EACH BORROWER EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVES ALL BENEFIT AND ADVANTAGE OF ANY RIGHT TO A TRIAL BY JURY, AND IT WILL NOT AT ANY TIME INSIST UPON, OR PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF A TRIAL BY JURY IN ANY ACTION ARISING IN CONNECTION WITH THIS SEVENTH AMENDED AND RESTATED FACILITY D NOTE, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.
Borrowers Initials /s/ JCR /s/ JCR /s/ JCR /s/ JCR /s/ JCR /s/ JCR

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NOTICE - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
     IN WITNESS WHEREOF, and intending to be jointly and severally and legally bound hereby, each Borrower, by its duly authorized officers, has executed, issued and delivered this Seventh Amended and Restated Facility D Note in Pittsburgh, Pennsylvania on the day and year written above.

ATTEST:	PDG Environmental, Inc.

	By:	/s/ John C. Regan

Secretary	Title:	Chairman

ATTEST:	Project Development Group, Inc.

	By:	/s/ John C. Regan

Secretary	Title:	President

ATTEST:	Enviro-Tech Abatement Services, Co.

	By:	/s/ John C. Regan

Secretary	Title:	President

ATTEST:	PDG, Inc.

	By:	/s/ John C. Regan

Secretary	Title:	President

ATTEST:	Flagship Restoration, Inc.

	By:	/s/ John C. Regan

Secretary	Title:	President

ATTEST:	Servestec, Inc.

	By:	/s/ John C. Regan

Secretary	Title:	President

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